The promise of tomorrow 2012 ANNUAL SHAREHOLDERS MEETING Exhibit 99.1

Private Securities Litigation Reform Act Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are based on certain assumptions and describe future plans, strategies and expectations of Hudson City Bancorp, Inc. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.’s
“Hudson City” or “HCBK”) plans, estimates, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “may”, “believe”, “expect”, “anticipate”, “should”, “plan”, “estimate”,
“predict”, “continue”, “potential”, or the negative of those terms or words of similar meaning.
Factors that could cause actual results to differ materially from those expressed in the forward-
looking statements are discussed in Hudson City's 2011 Annual Report on Form 10-K filed with the Securities and Exchange Commission and is available at the SEC's Internet site
(http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-
looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Who We Are... 3

Attractive Franchise 135 branch offices in NY, NJ and CT Branches located in 10 of the Top 50 Counties in the U.S. in terms of Median Household Income 700,000 deposit accounts 4

Last Year at This Time… 5

Significant External Factors We Discussed 2011
The most significant recession since the Great Depression
The U.S. Government control of Fannie Mae and Freddie Mac
(Q4 2008)
QE1 and QE2 – $2.35 trillion of asset purchases by the
Federal Reserve
Historically low market interest rates

First Quarter 2011 Balance Sheet Restructuring
Total of a series of transactions executed in March 2011:
Extinguishment of Structured Quarterly
Putable Borrowings
$12.50 billion
Funded by:
Sale of Securities $8.66 billion
Short-term Fixed Maturity Borrowings  $5.00 billion
Approximate After-tax Charge $649.30 million
Summary of Transaction

What Has Happened Since Our Last Meeting… 8

30 Year National Average
15 Year National Average
5.50
5.00
4.50
4.00
3.50
3.00
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012

HUDSON CITY BANCORP, INC.

Mortgage Rates 9

Billions
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.71
$2.56
$4.45
$3.99
$2.98
1Q11
2Q11
3Q11
4Q11
1Q12

HUDSON CITY BANCORP, INC.

Impact on Hudson City 10 Principal Payments on Mortgages and Securities

Impact on Hudson City
We chose not to compete with the rates offered by Fannie
Mae and Freddie Mac
Refinancing activity caused high levels of cash inflows
Reinvestment of these cash flows was difficult given the low yields available
We had to consider alternative uses of excess cash including the early extinguishment of high-cost debt

The Bottom Line

December 2011 Debt Extinguishment
Extinguished $4.3 billion of structured borrowings with a
weighted average cost of 4.21%
Reduced total assets by $5.49 billion in fourth quarter
Resulted in an after-tax charge of $440.7 million
No significant impact on regulatory capital ratios
Improved net interest margin for 2012
Used existing cash position to fund the extinguishment
Positioned balance sheet for “new normal”

2011 – A Focus on the Balance Sheet
Debt extinguishments reduced higher-cost borrowings
Capital Management – Preservation and growth of regulatory
capital ratios
Liquidity management
Improved net interest margin for 2012
Balance sheet repositioned for new business initiatives and
the “new normal”

First Quarter 2012 14

2012 First Quarter Results

1Q 2012 1Q 2011
Net income (loss) $72,987 $(555,664)
Net interest margin 2.15% 1.72%
Diluted EPS $0.15 $(1.13)
Dividends $0.08 $0.08
Tier 1 leverage capital ratio 9.17% 8.12%
Total assets $44,138,584 $52,429,066
Total loans $28,534,080 $30,182,386
Total deposits $25,121,541 $25,466,079
Total borrowings $14,175,000 $22,025,000

Expectations for 2012
Economic conditions remain challenging
Interest rates remain near historic lows:
– FOMC policy continues to keep rates low to support economic recovery
– European debt crisis
The U.S. Government continues to control most of the
mortgage market through Fannie Mae, Freddie Mac and
Ginnie Mae
Continued elevated levels on mortgage asset repayments

The Way Forward… 17

NEW YORK
CONNECTICUT
NEW JERSEY

HUDSON CITY BANCORP, INC.

One of the top ten
mortgage lenders in NY
metro area
In the top ten based on
deposit market share in
our footprint
Ranked among the top
ten banks in the Mid-
Atlantic Region according
to the J.D. Power 2012
U.S. Retail Banking
Satisfaction Study
Attractive Franchise to Take Us Forward

The Way Forward
Build regulatory capital
Exploring new lending distribution channels – 94% of our
assets are currently related to the residential first mortgage market
Considering opportunities to develop a more diversified
balance sheet
Developing revenue growth strategies
We believe there are good opportunities for a more diversified business model in our attractive market

The promise of tomorrow THANK YOU FOR ATTENDING OUR 2012 ANNUAL SHAREHOLDERS MEETING